Exhibit 10.14(e)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 4 TO PATENTS SUB-LICENSE AGREEMENT

This Amendment No. 4 to Patents Sub-License Agreement (“Amendment No. 4”), effective as of 1st October 2024 (“Amendment No. 4 Effective Date”), is entered into by and between PULSALYS, a company organized under French Law, having its registered office at [***] (French company registration number) [***], Code [***] (French principal activity code) [***] (“Pulsalys”) and Sana Biotechnology, Inc. a Delaware corporation having offices at 188 East Blaine St., Seattle WA, 98102 (“Sana”).

WHEREAS, Pulsalys and Cobalt Biomedicine, Inc. a Delaware corporation having offices at 188 East Blaine St., Seattle WA, 98102 (“Cobalt”), an Affiliate of Sana and predecessor in interest to Sana, entered into a Patents Sub-License Agreement dated August 16, 2018 (the “Original Agreement”);

WHEREAS, Pulsalys and Cobalt had previously entered into a Materials Transfer Agreement dated as of 13 July 2018 (the “MTA”) pursuant to which Pulsalys transferred to Cobalt certain biological or chemical materials as set forth in the MTA for use in an Evaluation (as defined in the MTA) by Cobalt;

WHEREAS, Sana acquired Cobalt effective as of February 14, 2019 pursuant to that certain Agreement and Plan of Merger by and between, inter alia, Sana and Cobalt dated December 20, 2018, as amended, and Cobalt is a wholly-owned subsidiary of Sana;

WHEREAS, Cobalt assigned the Agreement, and all rights, obligations, and interest therein, to Sana, Pulsalys consented to such assignment, and Pulsalys and Sana amended the Agreement, pursuant to that certain Amendment No. 1 to Patents Sub-License Agreement dated as of 26 May 2020 (“Amendment No. 1”);

WHEREAS, Pulsalys and Sana further amended the Agreement, pursuant to that certain Amendment No. 2 to Patents Sub-License Agreement, nunc pro tunc, dated as of 16 August 2018 to set forth and clarify Cobalt’s and Sana’s rights to continue to use the materials originally transferred by Pulsalys to Cobalt under the MTA (“Amendment No. 2”).

WHEREAS, Pulsalys and Sana further amended the Agreement, pursuant to that certain Amendment No. 3 to Patents Sub-License Agreement, nunc pro tunc, dated as of 6 October 2023 to amend Cobalt’s and Sana’s Diligence Milestones (“Amendment No. 3”).

WHEREAS, Pulsalys and Sana now wish to further amend the Agreement, effective as of the Amendment No. 4 Effective Date, to set forth and further amend Cobalt’s and Sana’s Diligence Milestones and Development and sales Milestones.

WHEREAS, the parties wish to otherwise amend the Agreement as set forth herein.

In consideration of the covenants and conditions contained herein, the parties hereby agree to the following:

1.
The term “Agreement” as used in this Amendment No. 4 and in the Original Agreement shall mean the Original Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No.4. Except as otherwise set forth herein, capitalized terms used herein shall have the meaning set forth in the Original Agreement.

2.
Article 6.2 is hereby deleted in its entirety and hereby replaced with the following new Article 6.2:

6.2 Development and sales milestones

COBALT shall pay to PULSALYS the amounts set forth below upon the achievement of the following milestone events by COBALT or by its AFFILIATES or by its SUBLICENSEES.

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3.
Appendix 1 is hereby deleted in its entirety and hereby replaced with the following new Appendix 1:

Appendix 1

Diligence Milestones

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4.
Miscellaneous

Except as expressly set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 4 and the Original Agreement or another Amendment, the terms and conditions set forth in this Amendment No. 4 shall control with respect to the subject matter hereof.

No provision of this Amendment No. 4 may be amended or otherwise modified except by a writing signed by the parties to this Amendment No. 4. The parties may execute this Amendment No. 4 by electronic signature in counterparts, each of which will be deemed an original, but all of which together constitute one and the same agreement. This Amendment No. 4 may be delivered by facsimile transmission or electronic mail, and such copies of executed signature pages will be binding as originals.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Amendment No. 4 as of the Amendment No. 4 Effective Date.

SANA BIOTECHNOLOGY, INC. PULSALYS

By: /s/ Evan Guggenheim By: /s/ Valérie MAZZA

Name: Evan Guggenheim Name: Valérie MAZZA

Title: Head of Research Operations Title: Président

Date: 08-Nov-24 Date: 07-nov.-24